                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

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[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           DOMINION RESOURCES, INC.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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     (4) Date Filed:

[GRAPHIC]

Merger Questions & Answers
--------------------------

Listed below are the most frequently asked questions regarding the merger of Dominion Resources and Consolidated Natural Gas. Answers are included directly below each question.

1. Why have the two companies decided to merge?

The Boards of Directors and management of Dominion Resources and Consolidated Natural Gas believe the merger will help position the combined company to become the nation's premier provider of electricity and natural gas. They also believe the merger will provide benefits that neither company could achieve on its own and growth opportunities and financial flexibility that will benefit the company's, shareholders, customers and employees. When completed, the merger will make Dominion Resources the largest fully integrated natural gas and electric utility in the nation.

2. How will the merger affect my dividends?

Your dividend will be unaffected by the merger. Dominion Resources has reaffirmed its commitment to maintain the current dividend of $2.58 per share.

3. What do I need to do now?

After reviewing the joint proxy statement and prospectus, vote your shares. You may vote by Internet, telephone or mail. The instructions can be found on the proxy card that was mailed to you. Please do not send in your stock certificates. You must wait to receive an Election Form, which will be sent to you shortly before closing. Closing will occur after the necessary shareholder and regulatory approvals have been received. At that time, you will have the opportunity to elect either cash or stock or a combination of both in exchange for your Dominion Resources stock. Please review the proxy statement for a more detailed explanation of your choices. Detailed instructions for making your election will be sent with the Election Form.

4. When is the merger expected to be completed?

We expect the merger to be completed by year's end.

   Our records show that we have not received your vote. There's an easier
                                                                    ------
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                        24 Hours a Day - 7 Days a Week

--------------------------------------------------------------------------------
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         on the top left corner of your enclosed Voting Instruction Form.


                      Just follow these four easy steps:
--------------------------------------------------------------------------------
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         Voting Instruction Form.

2. Call the toll-free number located on the top left corner of your Voting Instruction Form.

3.       Enter your 12-digit Control Number Located on your Voting Instruction
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                                Go to website:
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                      Just follow these four easy steps:
--------------------------------------------------------------------------------
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         Voting Instruction Form.

2.       Go to the website www.proxyvote.com

3.       Enter your 12-digit Control Number located on your Voting Instruction
         Form.

4.       Follow the simple instructions.

--------------------------------------------------------------------------------
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                                24 hours a day



If you vote by telephone or Internet, do not return your Voting Instruction Form
                                         ---
                           Thank you for your vote!

Dear Employees of Dominion Resources and Consolidated Natural Gas,

Please accept our heartfelt thanks. Despite the added work and uncertainty inherent in a merger of this magnitude, you have done an outstanding job. We are making excellent progress in completing the merger while continuing to provide our customers with superior value and service. This is a tribute to each of you for your dedication and skill.

In addition, we want to update you on where things stand -- something beyond the regular editions of the "Convergence" newsletter.

As you know, our new company will be the largest fully integrated electric and gas utility in the United States. We have set out on a visionary course in the rapidly evolving energy industry. By being able to offer both natural gas and electric service, we expect to provide millions of consumers with the benefits of competitive choice: lower cost, better service and more options.

We recently announced some concrete examples of why the combination of our two companies makes so much sense for our employees, customers and shareholders. We presented plans for four gas-fired electric generating facilities to be built together by Dominion Resources and CNG along CNG's interstate gas pipeline and storage network. These are just the first of many opportunities we envision for company growth. We are committed to building long-term value.

We are also on track in the merger approval process. Shareholders of both companies are scheduled to vote on the merger June 30. Response by both Dominion Resources and CNG shareholders to the restructured merger agreement thus far has been very positive. We encourage all Dominion and CNG employees who are shareholders to join in voting for the merger.

And there continues to be good news on the regulatory front. The Virginia State Corporation Commission last month declared our application to be complete and promises a decision by this fall. The approval process in the other states is also going well and we filed our application with the Federal Energy Regulatory Commission on June 7. In fact, we expect to have all regulatory approvals this autumn.

The creation of any meaningful venture presents challenges and problems, but these challenges can be met and problems solved with lasting benefits. We have already seen evidence of that in this merger. We are confident that with your continued help and support, we will build the nation's premier energy company -- a model 21st century corporation of which we can all be proud.

Sincerely,

/s/ Thos. E. Capps

/s/ George A. Davidson, Jr.

[Dominion Resources Logo]                                             [CNG Logo]


                          "A Marriage Made In Heaven"

                           Investor/Analyst Meetings
                                   June 1999

[Dominion Resources Logo]                                             [CNG Logo]


                            Note to potential users
                         of the following information
--------------------------------------------------------------------------------

This material contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The Forward-looking statements are subject to various risks and uncertainties. Discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations may include factors that are beyond the company's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Other factors include, but are not limited to, weather conditions, economic conditions in the company's service territory, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts and other uncertainties. Other risk factors are detailed from time to time in the two companies' SEC reports.

The information provided herein is for purposes of providing analysts general guidance and a framework for modeling the combined entity created by the Dominion Resources - CNG merger. Certain third party assumptions and estimates, such as Zack's earnings estimates, are provided for your convenience and are deemed to be within an acceptable range of reasonableness, but are not endorsed by Dominion Resources or Consolidated Natural Gas.

You should take this information as general guidance only and apply your own judgement in assessing the reasonableness of modeling inputs and assumptions. In addition, refer to the forward-looking statement contained at the front of this presentation and to the joint S-4 registration statement filed on May 21, 1999.

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                             Key Points to Remember
--------------------------------------------------------------------------------

 .    Maintain the dividend
 .    Grow earnings 8% to 10%
 .    Lower payout ratio through earnings growth
 .    Generate cash flow to fund regulated Capex and grow company

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                              Today's Presentation
--------------------------------------------------------------------------------

I
     .  Where we're focusing
     .  What we're building
     .  When we're doing it

II
     .  Our expected financial results

III
     .  How we'll accomplish it

Notes:

[Dominion Resources Logo]                                             [CNG Logo]


                        Focused Strategy: MAIN to Maine
                    Forty Percent of US Energy Consumption

[Map of United States highlighting Northeastern quadrant]

Notes:

[Dominion Resources Logo]                                            [CNG Logo]

Dominion Resources Footprint

[Footprint map showing where listed areas are located]

 .    2.0 million customers
 .    20,000 Mw power generation portfolio
 .    5,000 miles of electric transmission lines
 .    1.2 Tcfe in reserves
 .    greater than 100 Bcfe annual production

Legend which contains icons for:

         Virginia Power service area
         Independent power
         Gas & oil production
         Gas marketing offices

[Dominion Resources Logo]                                            [CNG Logo]

CNG Footprint

[Footprint map showing where listed assets are located]

 .    1.9 million customers
 .    7,600 miles of gas transmission lines
 .    greater than 200 Bcfe annual production
 .    1.7 Tcfe reserves

Legend which contains icons for:

         Gas service area
         Gas pipelines
         Storage field
         Gas & oil production

[Dominion Resources Logo]                                             [CNG Logo]

The Combined*Footprint
A Platform for Success

Combined footprint map showing where listed assets are located:

 .  3.9 million customers
 .  20,000 MW power generation portfolio
 .  5,000 miles of electric transmission lines
 .  7,600 miles of gas transmission lines
 .  more than 300 Bcfe production
 .  more than 3.0 Tcfe reserves


*Excludes Canadian and Rocky Mountain reserves

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

Combined Company Footprint
Retail Access by State

 .    Gas Customers in Core States
     -    CNG customers:                 1.9M
     -    Others:                        8.4M
                                        -----
     -    Total market potential:       10.3M

 .    Electric Customers in Core States
     -    Virginia Power customers:      2.0M
     -    Others:                       15.5M
                                        -----
     -    Total market potential:       17.5M

Map of northeastern United States and legend which contains icons for;

Combined Service Territory
Gas/Electric Overlap Territory
Independent Power
Gas Pipelines
Storage Field
Status of Retail Access:
          Electric Only
          Gas Only
          Gas and Electric


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

Balanced E&P Portfolio

 .  Estimated proved reserves approximately 3 Tcfe
 .  Annual production more than 300 Bcfe
 .  Balanced reserves
 .  One of the top 10 independent E&P companies

Map of United States and part of Canada highlighting reserves location

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                          Balanced Generation Portfolio
--------------------------------------------------------------------------------

Type                              Mw                %
----                              --                -
Nuclear                        3,392               17%
Coal                           6,513               33%
Hydro                          1,595                8%
Gas/oil                        3,693               19%
NUGs/purchased                 4,515               23%
Other                             22                0%
                                  --                --
  Subtotals                   19,730              100%
Internationals                   738
                                 ---
  Totals                      20,468

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                              We're Already Moving:
                           Generation Alliance Update
--------------------------------------------------------------------------------

[Map of United States showing sites of four projects announced}

 .    Exclusive alliance to build gas-fired generation along CNG pipeline
 .    4 projects in 3 states announced
 .    Up to 2,400 MW by mid-2002
     --Pennsylvania
     --Ohio
     --West Virginia
 .    46 potential sites along CNG pipeline identified
 .    Option to purchase 10 gas-fired turbines, plan to purchase 14

 .    Power development potential: 3,000-4,000 MW next 3-5 years
 .    Long-term potential:  8,000 MW

Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                              We're Already Moving:
                          Transmission Alliance Update

[Map of the Northeastern-most part of the United States highlighting service areas for Virginia Power, American Electric Power, First Energy, Consumers Energy and Detroit Edison]

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                              We're Already Moving:
                            Regulatory Filings Update
--------------------------------------------------------------------------------

 .    All filings have been made
 .    All necessary approvals expected by year-end
     --Filed with FERC June 7
     --Expect approvals from Pennsylvania, West Virginia and North Carolina within 30-60 days --Virginia decision by November 17

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

II.
--------------------------------------------------------------------------------

 .    Our expected financial results

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                              Expected EPS Growth
--------------------------------------------------------------------------------

              Bar graph showing earnings per share growth from 1999-2004 as indicated in the following chart*


              1999 : $3.05
              2000 : $3.31
              2001 : $3.48
              2002 : $3.89
              2003 : $4.22
              2004 : $4.66

              *Earnings per share

              ("9% Growth Rate")


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                         Expected EPS and Payout Ratio
--------------------------------------------------------------------------------

       Graph showing EPS, Dividend and Payout Ratio from 1999-2004 as indicated in the following chart


                EPS      Dividend       Payout Ratio
                ---      --------       ------------
       1999 :  $ 3.05     $ 2.58            84%
       2000 :  $ 3.31     $ 2.58            81%
       2001 :  $ 3.48     $ 2.58            74%
       2002 :  $ 3.89     $ 2.58            66%
       2003 :  $ 4.22     $ 2.58            61%
       2004 :  $ 4.66     $ 2.58            55%


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                              Expected Cash Flow
--------------------------------------------------------------------------------
   Bar graph showing Operating Cash Flow and Cash Flow After Dividends and Regulated Capex from 1999-2004 as indicated in the following chart


                                                      Cash flow after dividends*
                         Operating cash flow*            and regulated Capex
                         --------------------            -------------------


          1999 :               2,005                              290
          2000 :               2,020                              400
          2001 :               2,120                              500
          2002 :               2,320                              835
          2003 :               2,450                            1,035
          2004 :               2,595                            1,180

          *Cash flow ($ Millions)


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                              Expected Cash Flow
--------------------------------------------------------------------------------
 Bar graph comparing Operating Cash Flow and Net New Financing from 1999-2004 as indicated in the following chart


                                                                 Portion*
                                                                of Growth
                                                                  Capex
                                                                requiring
                                                                 net new
                 Dividend*  Regulated Capex*  Growth Capex*     financing
                 ---------  ----------------  -------------     ---------
          1999 :    681          1,022            1,208            (918)
          2000 :    625            991            1,430          (1,030)
          2001 :    619            997            1,175            (675)
          2002 :    620            862            1,061            (226)
          2003 :    620            794            1,066            (111)
          2004 :    620            794              985               0

          *Cash flow ($ Millions)


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                    Expected Equity to Total Capitalization
--------------------------------------------------------------------------------
     Bar graph showing Equity to Total Capitalization (%) from 1999-2004 as indicated in the following chart


          1999 : 32.5%
          2000 : 37.2%
          2001 : 36.9%
          2002 : 37.7%
          2003 : 38.9%
          2004 : 43.5%


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

III. How we expect to:
--------------------------------------------------------------------------------

 .    Maintain the dividend
 .    Grow earnings 8% to 10%
 .    Lower the payout ratio
 .    Generate cash flows to fund regulated Capex and grow the company

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                 Combined Storage and Arbitrage Opportunities
--------------------------------------------------------------------------------

              CNG                                     DRI/CNG Combined

Flowchart showing CNG producing, storing   Flowchart showing DRI/CNG producing,
Gas or Selling Gas                         storing Gas,Selling Gas or Using Gas
                                           to Generate Electricity
        <-"Gas"->                                     <-"BTUs"->

                                        .  Power Development Potential 3,000 -
                                           4,000 MW next 3-5 years.
                                        .  Long-term Potential 8,000 MW

Legend which contains icons for:

Notes: Gas production
       Gas storage
       Gas sales
       Using gas to generate electricity

[Dominion Resources Logo]                                             [CNG Logo]

                              Forward Price Curve -
                                $/Mwhr (PJM-5x16)
--------------------------------------------------------------------------------

[Line graph plotting the Pennsylvania/New Jersey/Maryland price curve (based on peak 5-day, 16-hour production) and Virginia Power's marginal cost for July 1999
- June 2000, as indicated in the following chart]

  Date     PJM - 5x16*            Marginal Cost*
  ----     -----------            --------------
July 99         79                      30
Aug 99          66                      28
Sep 99          36                      24
Oct 99          25                      20
Nov 99          25                      19
Dec 99          26                      24
Jan 00          32                      23
Feb 00          31                      23
Mar 00          27                      22
Apr 00          26                      20
May 00          30                      22
June 00         43                      25

* $ per Mwhr

Notes:

[Dominion Resources Logo]                                            [CNG Logo]

                          Potential Value of Leveraging
                    Existing Low-Cost Generation (12 Months)
--------------------------------------------------------------------------------

[Bar graph plotting potential increase in gross margin as indicated in the following chart]

Summer Months              $45-50 million
Off-summer Months          $25-30 million
Total                      $70-80 million

Assumptions:
  Summer price range:               $45-80/Mwhr
  Off-summer price range:           $25-35/Mwhr
  Summer marginal cost:             $25-30/Mwhr
  Off-summer marginal cost:         $19-24/Mwhr

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                               Complete Transition
                           to Competition in Virginia
--------------------------------------------------------------------------------

A platform for earnings growth:

 .    Generation deregulated in 2002
 .    No forced divestiture of assets
 .    Rate cap through June 2007
 .    No ROE/earnings cap
     --efficiencies/growth to bottom line
 .    "Stranded cost" recovery through capped rates or wires charge

Notes:

                                    Historic
                               Cost of Regulation
--------------------------------------------------------------------------------

[Line graph showing regulated earnings for Virginia Power from 1989-1998 as indicated in the following chart]

     Date            $ Millions
     ----            ----------
     1989               410.7
     1990               445.7
     1991               459.9
     1992               444.5
     1993               516.6
     1994               478.2
     1995               425.0
     1996               472.1
     1997               555.8
     1998               535.9

Notes:

                                 Historic Cost:
                         Allowed Return Less Than Others
--------------------------------------------------------------------------------

[Bar graph depicting actual and allowed ROE as indicated in the following chart]

Company                Allowed       Actual
-------                -------       ------
CP&L                    12.8%         13.7%
Duke Energy             12.4%         15.7%
Florida Progress        12.0%         15.5%
FPL Group               12.0%         13.3%
TECO Energy             12.8%         14.4%
Dominion Resources      11.4%         10.1%

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                Earnings growth drivers - Regulated Businesses
--------------------------------------------------------------------------------

 .  Virginia Power deregulation story
 .  Customer growth
 .  Cost control/merger synergies
 .  Regulated capital expenditures control

1999*               2004*
-----               -----
$685                $870

*Net income ($ Millions)
Earnings projections exclude net financial impacts associated with the amended agreement.

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                         Earnings growth drivers - E&P
--------------------------------------------------------------------------------

 .  Finding and developing costs
 .  Lifting costs
 .  Production growth
 .  Merger synergies

1999*               2004*
-----               -----
$130                $290

*Net income ($ Millions)
Earnings projections exclude net financial impacts associated with the amended agreement.

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                 Earnings growth drivers - Electric Generation
--------------------------------------------------------------------------------

 .  New site development / leveraging CNG infrastructure
 .  Gas / electric arbitrage
 .  Capitalize on opportunities in high cost markets

1999*               2004*
-----               -----
$20                 $40

* Net income ($ Millions)
Earnings projections exclude net financial impacts associated with the amended agreement.

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

           Earnings growth drivers - Retail and Wholesale Marketing
--------------------------------------------------------------------------------

 .  The key to Dominion's future as low-cost producer
 .  Existing wholesale trading/skills at Virginia Power, home of large and successful wholesale Power Group
 . Existing retail sales skills at CNG, now successfully attacking new electric markets

1999*               2004*
----                ----
$20                 $150

*Net income ($ Millions)
Projected earnings exclude net financial impacts associated with the amended agreement.

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

And. . .
--------------------------------------------------------------------------------

[Drawing of "Help Wanted" section of newspaper and coffee mug]

We're hiring a first-class, nationally recognized marketing expert to spearhead this effort.

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                        Sources of Expected EPS Growth
--------------------------------------------------------------------------------

   Bar graph showing sources of expected earnings per share growth through 2004, as indicated in the following chart

                                         2004*            CAGR off Earnings
                                         ----             -----------------
        1999 Earnings Base               $3.05
        Leverage impacts + sale of DCI   $0.16
        Regulated Business               $0.54                   4%

        E & P                            $0.47

        Generation                       $0.06         7% including regulated
                                                       business, E & P,
                                                       generation, DCI and other

        Wholesale\Retail marketing       $0.38               9% (total)


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                            Expected EPS by Segment
--------------------------------------------------------------------------------

                1999                              2004
                ----                              ----
               $3.05                             $4.66
   Pie Charts showing earnings per share breakdown as indicated in the following charts

Description               $             Description               $
-----------               ---           ------------              --
Regulated                 $2.28         Regulated               $1.59
E&P                       $0.41         Deregulated Va. Power   $1.24
Generation & Marketing    $0.13         E&P                     $0.94
Other                     $0.23         Generation & Marketing  $0.62
                                        Other                   $0.27

2004 earnings projections include allocation of impacts associated with amended agreement.

Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                      Improved Expected Earnings Profile
                            =P/E Multiple Expansion
--------------------------------------------------------------------------------

Bar chart comparing "Stand Alone" EPS growth (5-6% Growth) vs. "Combined" earnings growth (8-10% Growth) from 1999-2004 as indicated in the following table

                      Stand-Alone                 Combined
                      -----------                 --------
          1999 :         $ 2.99                      -
          2000 :         $ 3.32                    $ 3.31
          2001 :         $ 3.43                    $ 3.48
          2002 :         $ 3.55                    $ 3.89
          2003 :         $ 3.66                    $ 4.22
          2004 :         $ 3.79                    $ 4.66

Stand Alone - Based on analyst projections per First Call and Zacks Combined - net of synergies


Notes:

[Dominion Resources Logo]                                           [CNG Logo]

 Market P/E Ratio and Projected EPS Growth Rate Major Electric  & Gas Companies
--------------------------------------------------------------------------------

     Regression analysis graph comparing P/E Ratio to EPS Growth Rate
          (Zack's Estimate)

P/E For 9% Growth          P/E For 5% Growth        Imputed multiple expansion
Company = 16.4             Company = 13.2     ->    for post-merger
                                                    Dominion = 3


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                          Projected Capex By Business
                                1999-2004 Total
--------------------------------------------------------------------------------
Pie Chart showing projected Capex (1999-2004 Total) as indicated in the following table

Description                          %     $
                                    ---   -----
Regulated                            46   5.5 b
E&P                                  34   4.1 b
Other                                11   1.3 b
Generation                            8   0.9 b
Retail & Wholesale Mktg.              1   0.1 b

Total Projected Capex, 1999 - 2004: $11.9 Billion

Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                              "Show Me the Money"
                   How we expect to create more shareholder
                       value together than we can alone

              Current Dominion Resources Shareholder Perspective

           D-Stand Alone                           D-Combined with CNG
           -------------                           -------------------

[Bar charts comparing stand alone "Target" price to combined "Target" price as reflected in the following chart]

     Recent Price      "Target"(1)         Recent Price       "Target"(2)
     ------------      -----------         ------------       -----------
        $42.25      $72.50 (71% total         $42.25       $99.00 (134% total
                    shareholder return;                    shareholder return;
                        CAGR =9%)                             CAGR = 15%)
(1) Includes reinvested dividends and projected stock price based on Zack's EPS estimate (2004) times P/E multiple of 13.2
(2) Includes reinvested dividends and projected stock price based on Zack's EPS estimate (2004) + merger synergies times P/E multiple of 16.4

Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                              "Show Me the Money"
                   How we expect to create more shareholder
                       value together than we can alone

                      Current CNG Shareholder Perspective

          CNG-Stand Alone                           CNG-Combined with D
          ---------------                           -------------------

[Bar charts comparing stand alone "Target" price to combined "Target" price as reflected in the following chart]

     Recent Price          "Target"(1)          Recent Price      "Target"(2)
     ------------          -----------          ------------      -----------
        $58.75         $115.50 (97% total          $58.75    $146.50 (149% total
                       shareholder return;                   shareholder return;
                          CAGR = 12%)                             CAGR = 16%)

(1) Includes reinvested dividends and projected stock price based on Zack's EPS estimate (2004) times P/E multiple of 16.4
(2) Includes reinvested dividends and projected stock price based on Zack's EPS estimate (2004) + merger synergies times P/E multiple of 16.4

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                          Linking Employee Compensation
                              to Shareholder Value
--------------------------------------------------------------------------------

 .    New stock option incentive program
 .    We will increase insider ownership

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                                  Stock Options
--------------------------------------------------------------------------------

                      Options
                      -------
Officers             5,529,000
Managers             1,025,000
Outside Directors       65,000
Total                6,619,000

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                                Employee Comment
                      on new Stock Option Incentive Program
--------------------------------------------------------------------------------

"It doesn't take a rocket scientist to figure out that for every 10 cents per share we can make our earnings increase, we can make the stock go up a buck or two. And that will put money in my pocket. I like that and I'm going to look hard for ways to help make it happen."

Craig Ivey
Manager - Distribution Operations
Northwest Region
Virginia Power

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                           Internal Policy Memorandum
                      Encouraging an Increase in Ownership
--------------------------------------------------------------------------------

"As elected officers, we are required to act and think like owners. I believe it's vitally important to align our personal wealth with the wealth of shareholders through share ownership above and beyond the company savings plan.
 . .I'm sure you will agree with me."

Thos. E. Capps
Memorandum to Officers
January 27, 1999

Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                          "A Marriage Made In Heaven"

Notes:

                                    APPENDIX

 .    May 21, 1999 blast fax on the DRI-CNG merger business plan

Notes:

                         [Dominion Resources Letterhead]

May 21, 1999

To the Financial Community:

                                 DRI-CNG Merger:
                                 ---------------
                          Revised Merger Business Plan
                          ----------------------------

Dominion Resources and Consolidated Natural Gas filed the Joint Proxy Statement/Prospectus of form S-4 with the Securities and Exchange Commission today. The revised financial assumptions for the merger business plan are summarized below and are detailed in the attachments to this blast-fax.

                                                                        \
                                   Expected EPS-------------------------
                                                                        /
                                   2000      2001      2002      2003      2004
                                   ----      ----      ----      ----      ----
Original Merger Business Plan     $3.10      $3.37     $3.63     $3.84     $4.15
Revised Merger Business Plan      $3.31      $3.48     $3.89     $4.22     $4.66
                                  -----      -----     -----     -----     -----
Net Change                        $ .21      $ .11     $ .26     $ .38     $ .51

This blast-fax contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements are subject to various risks and uncertainties. Discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations may include factors that are beyond the company's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Other factors include, but are not limited to, weather conditions, economic conditions in the company's service territory, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts and other uncertainties. Other risk factors are detailed from time to time in the company's SEC reports.

The information provided in this blast-fax is for purposes of providing analysts and investors general guidance and a framework for modeling the combined entity created by the Dominion Resources - Consolidated Natural Gas merger. Certain third party assumptions and estimates, such as First Call and Zack's earnings estimates, are provided for your convenience and are deemed to be within an acceptable range of reasonableness, but are not endorsed by Dominion Resources or Consolidated Natural Gas.

Users of the information provided in this blast-fax should take this information as general guidance only and apply their own professional judgement in assessing the reasonableness of the modeling inputs and assumptions. In addition, this information should be used in conjunction with the information contained in the Joint Proxy Statement/Prospectus on Form S-4, filed May 21, 1999.

Contacts:    Thomas P. Wohlfarth       804-819-2150
             Suzette M. S. Mata        804-819-2154
             Joseph G. O'Hare          804-819-2156

             Dominion Resources - Consolidated Natural Gas Merger     Attachment
                Reconciliation of Expected Earnings Per Share       Page 1 of 7
                   Original v. Revised Merger Business Plans

                                                     Expected Operating EPS-------------------
                                                       2000    2001    2002    2003    2004
                                                       ----    ----    ----    ----    ----
1 Original Merger Business Plan                         3.10    3.37    3.63    3.84    4.15

2 SFAS71 Accretion (1)                                  0.06    0.07    0.06    0.06    0.06

3 Updated Oil & Gas Price Assumptions (2)               0.09    0.12    0.16    0.18    0.18

4 Divestiture of Dominion Capital (3)                    -     (0.26)  (0.28)  (0.29)  (0.31)

5 Other (reduced shares, net of interest expense)       0.06    0.18    0.32    0.43    0.58
                                                     ------- ------- ------- ------- -------

6 Revised Merger Business Plan                          3.31    3.48    3.89    4.22    4.66

7 Net Accretion to Original Business Plan               0.21    0.11    0.26    0.38    0.51

  Notes:

  General note: reconciling Items 2 - 4 are based on expected number of shares outstanding under original merger business plan (340 million shares).
  (1) Going forward earnings accretion resulting from discontinuation of SFAS No. 71 in the 1st quarter of 1999. Please refer to the Form 8-K filed in March of 1999 by Dominion Resources and the company's 1st quarter 10-Q.
  (2) Revised price deck is based on third party estimates.
  (3) Reflects loss of earnings contribution from Dominion Capital. Benefit of cash proceeds from sale is included in Item 5, "Other".

Financial Assumptions                                           Attachment
                                                                Page 2 of 7

DRI/CNG Combined
Proforma Cash Flow

                                                       1999        2000        2001        2002          2003          2004    CAGR
                                                       ----        ----        ----        ----          ----          ----    ----
Net Income (First Call/Zacks plus synergies)           $925        $770        $835        $935        $1,015        $1,120
Depreciation & Amortization                          $1,080      $1,250      $1,285      $1,385        $1,435        $1,475
                                                     ------      ------      ------      ------        ------        ------
Operating Cash Flow                                  $2,005      $2,020      $2,120      $2,320        $2,450        $2,595

Cap Ex-Regulated Businesses(1)                       $1,025        $995      $1,000        $865          $795          $795
Cap Ex-Growth Businesses                             $1,245      $1,340      $1,020        $925          $955          $985

Cash Flow Before Dividends                            ($265)      ($315)       $100        $530          $700          $815
  & Financing

Dividends (Based on Dividend Rate if $2.58/share)      $690        $625        $620        $620          $620          $620

Cash Flow Before Financing                            ($955)      ($940)      ($520)       ($90)          $80          $195

Per Share Figure (2)
    Earnings                                          $3.05       $3.31       $3.48       $3.89         $4.22         $4.66     8.8%
    Operating Cash Flow                               $6.72       $8.34       $8.83       $9.65        $10.19        $10.80     9.9%

Dividend payout ratio                                    84%         81%         74%         66%           61%           55%
Capital Structure (as of 12/31)

Debt                                                $14,855     $11,495     $12,015     $12,105       $12,025       $11,830
Preferred & Mandatory Convertibles                   $1,075      $1,555      $1,555      $1,555        $1,555          $895
Common Equity(3)                                     $7,675      $7,720      $7,935      $8,250        $8,645        $9,805
Total Capitalization                                $23,605     $20,770     $21,505     $21,910       $22,225       $22,530
Ratios:
  Debt                                                 62.9%       55.3%       55.9%       55.2%         54.1%         52.5%
  Preferred & Mandatory Convertibles                    4.6%        7.5%        7.2%        7.1%          7.0%          4.0%
  Equity                                               32.5%       37.2%       36.9%       37.7%         38.9%         43.5%


Notes:
1- Capital to maintain regulated businesses
2- Earnings and Cash Flow per Share and Dividend Payout Ratio for 1999 are for
   DRI Stand-Alone
3- No new equity

Financial Assumptions                                                 Attachment
                                                                     Page 3 of 7

Street Estimates Prior to Merger Announcement
---------------------------------------------

EPS:                                   1999     2000     2001     2002     2003     2004
----                                   ----     ----     ----     ----     ----     ----
  DRI                                  $2.99    $3.32    $3.43    $3.55    $3.66   $3.79
  CNG                                  $3.53    $3.99    $4.33    $4.95    $5.22   $5.66

Updates to Street Estimates
  DRI
    SFAS 71 Accretion                     $7      $21      $24      $22      $22     $22
    Improved Oil and Gas Prices           $5      $13      $14      $17      $18     $18
  CNG
    Improved Oil and Gas Prices           $4      $18      $26      $37      $42     $42

Based on First Call consensus for 1999 and 2000 prior to merger announcement, and Zack's 5-year growth estimate for 2001 and beyond, also prior to announcement.

Net Income                             1999     2000     2001     2002     2003     2004
----------                             ----     ----     ----     ----     ----     ----
  DRI:
    EPS                                $3.05    $3.50    $3.63    $3.75    $3.87   $4.00
    Shares Outstanding                 192.0    192.0    192.0    192.0    192.0   192.0
    Net Income                          $585     $670     $695     $720     $745    $765
  CNG:
    EPS                                $3.57    $4.17    $4.60    $5.33    $5.66   $6.10
    Shares Outstanding                  95.6     95.6     95.6     95.6     95.6    95.6
    Net Income                          $340     $400     $440     $510     $540    $585

Financial Assumptions                                                 Attachment
                                                                     Page 4 of 7


Net Income by Business Segment
------------------------------

DRI:                                          1999       2000       2001       2002       2003       2004
                                              ----       ----       ----       ----       ----       ----
  Virginia Power                              $420       $470       $485       $500       $510       $525
  Wholesale Marketing                          $20        $25        $25        $25        $25        $25
  Dominion Energy:
    E&P                                        $45        $65        $80        $85        $90        $95
    Power Generation                           $20        $15        $15        $15        $20        $20
  Dominion Capital                             $75        $90        $90        $95       $100       $105
  Corporate/Other                               $5         $5         $0         $0         $0        ($5)
                                                --         --         --         --         --        ---
Total DRI Net Income                          $585       $670       $695       $720       $745       $765
CNG:
  Gas Distribution                            $145       $150       $155       $160       $165       $180
  Gas Transmission                            $120       $120       $125       $130       $135       $140
  E&P                                          $85       $115       $130       $170       $180       $200
  Retail Marketing                              $0         $5         $5        $10        $15        $25
  Corporate/Other                             ($10)       $10        $25        $40        $45        $40
                                              ----        ---        ---        ---        ---        ---
Total CNG Net Income                          $340       $400       $440       $510       $540       $585

Combined Total, Before Synergies
  Regulated                                   $685       $740       $765       $790       $810       $845
  E&P                                         $130       $180       $210       $255       $270       $295
  Power Generation                             $20        $15        $15        $15        $20        $20
  Retail & Wholesale Marketing                 $20        $30        $30        $35        $40        $50
  Capital/Corporate/Other                      $70       $105       $115       $135       $145       $140
                                               ---       ----       ----       ----       ----       ----
Total Combined Net Income, Before Synergies   $925     $1,070     $1,135     $1,230     $1,285     $1,350

Financial Assumptions                                                 Attachment
                                                                     Page 5 of 7

Depreciation by Business Segment
--------------------------------
  DRI:                                       1999       2000       2001       2002       2003       2004
                                             ----       ----       ----       ----       ----       ----
    Virginia Power                           $570       $580       $595       $620       $650       $670
    Wholesale Marketing                        $0         $0         $0         $0         $0         $0
    Dominion Energy:
      E&P                                     $75        $75        $75        $85        $95       $105
      Power Generation                        $35        $45        $40        $45        $50        $60
    Dominion Capital                          $25        $25        $25        $25        $25        $30
    Corporate/Other                            $0         $0         $0         $0         $0         $0
                                               --         --         --         --         --         --
  Total DRI Depreciation                     $705       $725       $735       $775       $820       $865
  CNG:
    Gas Distribution                          $75        $80        $85        $85        $90        $90
    Gas Transmission                          $60        $65        $65        $70        $70        $70
    E&P                                      $220       $235       $245       $300       $295       $300
    Retail Marketing                           $0         $0         $0         $0         $0         $0
    Corporate/Other                           $10        $15        $15        $20        $25        $15
                                              ---        ---        ---        ---        ---        ---
  Total CNG Depreciation                     $365       $395       $410       $475       $480       $475

Capex by Business Segment
-------------------------
  DRI:                                       1999       2000       2001       2002       2003       2004
                                             ----       ----       ----       ----       ----       ----
    Virginia Power                           $840       $795       $800       $665       $585       $585
    Wholesale Marketing                        $0         $0         $0         $0         $0         $0
    Dominion Energy:
      E&P                                    $215       $205       $225       $145       $165       $165
      Power Generation                       $125       $150       $115       $120       $135       $135
    Dominion Capital                         $395       $375       $105        $60       $110       $105
    Corporate/Other                            $5         $0         $0         $0         $0         $0
                                               --         --         --         --         --         --
  Total DRI Capex                          $1,580     $1,525     $1,245       $990       $995       $990
  CNG:
    Gas Distribution                         $130       $120       $120       $120       $120       $120
    Gas Transmission                          $55        $80        $80        $80        $90        $90
    E&P                                      $370       $475       $490       $525       $545       $575
    Retail Marketing                           $0         $0         $0         $0         $0         $0
    Corporate/Other                          $135        $85        $85        $85        $90        $90
                                             ----        ---        ---        ---        ---        ---
  Total CNG Capex                            $690       $760       $775       $810       $845       $875

Financial Assumptions                                               Attachment
                                                                    Page 6 of 7

Cost Reductions and Revenue Enhancements
----------------------------------------


                                                                          2000       2001        2002         2003         2004
                                                                          ----       ----        ----         ----         ----
Pre-Tax Synergies:
  Regulate Cost Reductions                                                 $15        $35         $40          $40          $45
  E&P Enhancements                                                         $10        $25         $25          $25          $30
  New Electric Generation                                                   $0        $10         $15          $35          $35
  Wholesale Gas & Electricity                                              $15        $30         $30          $30          $30
  Retail Gas & Electricity                                                 $15        $25         $40          $60         $120
                                                                           ---        ---         ---          ---         ----
Total Pre-Tax Synergies                                                    $55       $125        $150         $190         $260

Impact of Revised Merger
  Additional Interest Expense, Transaction Debt                          ($280)     ($300)      ($300)       ($300)       ($300)
  Cost of Financing Synergies & Add'l Interest & Dividends                 ($5)      ($15)       ($30)        ($25)        ($25)
  Reduced Interest from Asset Sale Proceeds                                 $0        $55         $55          $60          $60
  Total Additional Interest Expense                                      ($285)     ($260)      ($275)       ($265)       ($265)
  Goodwill Amortization:
     Purchase Price ($66.60 x 95.6 mil shares)                  $6,367
     CNG Book Value                                             $2,400
     Total Goodwill                                             $3,967
  Annual Amortization(33 yrs)                                            ($120)     ($120)      ($120)       ($120)       ($120)
  Transition Costs                                                        ($50)        $0          $0           $0           $0
                                                                          ----         --          --           --           --
Net Pre-Tax Merger Impacts                                               ($400)     ($255)      ($245)       ($195)       ($125)
  Less: Tax (@35%, excluding Goodwill)                                    $100        $45         $45          $25           $0
  Less: Loss Net Income from Sale of Dominion Capital                       $0       ($90)       ($95)       ($100)       ($105)
                                                                            --       ----        ----        -----        -----
Net Income Impact                                                        ($300)     ($300)      ($295)       ($270)       ($230)


Combined Financials
-------------------
                                                                          2000       2001        2002         2003         2004
                                                                          ----       ----        ----         ----         ----
Net Income                                                                $770       $835        $935       $1,015       $1,120
  Transition Costs                                                         $33
Operating Earnings                                                        $803       $835        $935       $1,015       $1,120
Shares Outstanding                                                         242        240         240          240          240
EPS (Operating)                                                          $3.31      $3.48       $3.89        $4.22        $4.66
Dividend Rate                                                            $2.58      $2.58       $2.58        $2.58        $2.58
Dividend Payout Ratio                                                       78%        74%         66%          61%          55%

Financial Assumptions                                                 Attachment
                                                                     Page 7 of 7

Combined Financial Details

Net Income                       1999    2000    2001    2002    2003    2004
                                 ----    ----    ----    ----    ----    ----
  Regulated Businesses           $685    $750    $790    $815    $835    $870
  E&P                            $130    $175    $210    $255    $270    $290
  Electric Generation             $20     $15     $20     $25     $40     $40
  Retail & Wholesale Marketing    $20     $50     $65     $80    $100    $150
  DCI, Corporate, Other (1)       $70   $(220)  $(250)  ($240)  ($230)  ($230)
                                  ---   ------  ------  ------  ------  ------
Total Net Income                 $925    $770    $835    $935  $1,015  $1,120

Capex
  Regulated Businesses         $1,025    $995  $1,000    $865    $795    $795
  E&P                            $585    $680    $715    $670    $710    $740
  Electric Generation            $125    $180    $200    $150    $135    $135
  Retail & Wholesale Marketing     $0     $20     $20     $20     $20     $20
  DCI, Corporate, Other          $535    $460     $85     $85     $90     $90
                                 ----    ----     ---     ---     ---     ---
Total Capex                    $2,270  $2,335  $2,020  $1,790  $1,750  $1,780

(1) Includes impact of interest on acquisition debt, goodwill amortization, and sale of Dominion Capital